UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 9, 2017

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51446	02-0636095
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

121 South 17th Street
Mattoon, Illinois	61938-3987
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (217) 235-3311

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [    ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [    ]

Item 7.01. Regulation FD Disclosure.

Consolidated Communications Holdings, Inc. (the “Company”) is furnishing this Report on Form 8-K in connection with the disclosure of information at meetings with investors and analysts beginning on May 9, 2017. A copy of the slide presentation to be used during these meetings is furnished as Exhibit 99.1 to this Report on Form 8-K and will be available on the Company’s website at http://ir.consolidated.com.

The information in this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

No.	Description
99.1	Slide Presentation to be used in connection with meetings with investors and analysts beginning on May 9, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2017
Consolidated Communications Holdings, Inc.

	By:	/s/ Steven L. Childers
Name: Steven L. Childers Title: Chief Financial Officer

EXHIBIT INDEX

No.	Description
99.1	Slide Presentation to be used in connection with meetings with investors and analysts beginning on May 9, 2017